UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2007

Tower Tech Holdings Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-31313	88-0409160
(Commission File Number)	(IRS Employer
Identification No.)
101 South 16th Street, P.O. Box 1957
Manitowoc, Wisconsin 54221-1957
(Address of Principal Executive Offices and Zip Code)

(920) 684-5531
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 4.01                                     Changes in Registrant’s Certifying Accountant

On December 6, 2007, the Board of Directors of Tower Tech Holdings Inc. (the “Company”) approved the dismissal of Carver Moquist & O’Connor, LLC (“Carver Moquist”) as the Company’s independent auditor and the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s successor independent audit firm, both subject to Grant Thornton’s formal acceptance of the engagement. The Company’s dismissal of Carver Moquist and engagement of Grant Thornton were effective upon the execution of Grant Thornton’s engagement letter, which occurred on December 17, 2007.

Carver Moquist’s audit reports on the financial statements of the Company as of and for the fiscal year ended December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Because Carver Moquist was engaged as the Company’s independent auditor on May 17, 2006, as reported on the Company’s Current Report on Form 8-K dated as of that date, the financial statements of the Company as of and for the fiscal year ended December 31, 2005 and preceding years were not audited by Carver Moquist. However, Carver Moquist audited the financial statements of Tower Tech Systems, Inc. for the fiscal year ended December 31, 2005 and preceding years. Tower Tech Systems, Inc. was the surviving entity of the reverse acquisition transaction with Blackfoot Enterprises, Inc. that is described in the Company’s Current Report on Form 8-K dated February 7, 2006. Carver Moquist’s audit reports on the financial statements of Tower Tech Systems, Inc. as of and for the fiscal year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, the audit report on the financial statements of the Company as of and for the fiscal year ended December 31, 2005, which was issued by the Company’s predecessor auditor, Kyle L. Tingle, CPA, LLC, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the financial statements of the Company and Tower Tech Systems, Inc. for each of the two most recently filed financial statements for the years ended December 31, 2006 and 2005, respectively, and in the subsequent interim period through the date of the dismissal, there were no disagreements between the Company and Carver Moquist on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Carver Moquist’s satisfaction, would have caused Carver Moquist to make reference to the matter in its reports on the financial statements for such years.

In connection with the audits of the financial statements of the Company and Tower Tech Systems, Inc. for each of the two most recently filed financial statements for the years ended December 31, 2006 and 2005, respectively, and in the subsequent interim period through the date of the dismissal, there have been no “reportable events” as defined in Regulation S-B, Item 304(a)(1)(iv).

The Company has requested that Carver Moquist furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Carver Moquist’s letter is filed herewith.

In deciding to select Grant Thornton, the Board of Directors reviewed auditor independence issues and existing commercial relationships with Grant Thornton and concluded that Grant Thornton has no commercial relationship with the Company that would impair its independence. During the Company’s fiscal years ended December 31, 2006 and 2005 and in the subsequent interim period through the date of the engagement, the Company did not consult with Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 9.01               Financial Statements and Exhibits

(d)		Exhibits:
	16.1	Letter dated December 20, 2007, from Carver Moquist & O’Connor, LLC to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2007

TOWER TECH HOLDINGS INC.

/s/ Steven A. Huntington
Steven A. Huntington
Chief Financial Officer

EXHIBIT INDEX

Tower Tech Holdings Inc.

Form 8-K Current Report

Exhibit Number	Description
16.1	Letter dated December 20, 2007, from Carver Moquist & O’Connor, LLC to the Securities and Exchange Commission